UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

(Amendment No. 2)

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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 12, 2007

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ASIA PREMIUM TELEVISION GROUP, INC

(Exact name of registrant as specified in its charter)

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Nevada	033-33263	62-1407521
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 602, 2 North Tuanjiehu Street, Chaoyang District

Beijing, 100026, People's Republic Of China

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code +8610 6582-7900

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisons (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 2 to the Current Report on Form 8-K of Asia Premium Television, Inc. (the "Company") provides clarification information regarding the transactions described in the Company's Form 8-K dated September 12, 2007.

Item 8.01 Other Events

1.

On September 9, 2007, the Company entered into an agreement with Tidetime, Inc. ("Tidetime") pursuant to which the Company exercised its right, under the Registration Rights Agreement entered into by the parties in 2001, to force the conversion of $916,000 of the aggregate $4.0 million principal amount of convertible notes (the "Convertible Notes") held by Tidetime, into 596,766 shares of the Company's common stock.

2.

On September 10, 2007, Hershop, Inc. ("Hershop") and an investment group consisting of Professional Offshore Opportunity Fund Ltd., Professional Traders Fund, LLC and First Mirage, Inc. (the "Investment Group") entered into an agreement with Tidetime to purchase all of Tidetime's equity and debt in the Company for $372,000.  This equity and debt included 243,234 common shares of the Company previously owned by Tidetime, the 596,766 shares of the Company Timetime received in the mandatory conversion set forth in paragraph (a), and the balance of the Convertible Notes not previously converted.  In addition, upon the completion of these transactions, Hershop and the Investment Group agreed with the Company to cancel all of the acquired Convertible Notes with an aggregate principal amount totaling $3,084,000.

3.

Of the Company's shares acquired, Hershop, and the Investment Group received 440,000 and 400,000 shares, respectively.  Professional Traders Fund, LLC, Professional Offshore Opportunity Fund Ltd., and First Mirage Inc. are not affiliated with either Hershop or the Company.

4.

The Company entered into a stock purchase agreement dated July 22, 2007 with certain investors (the "Investors").  Under this stock purchase agreement, the Company agreed to issue additional shares to the Investors if the Company issued more than 500,000 shares when converting some or all of the Convertible Notes.  Since the Company issued 596,766 shares of common stock to Tidetime, the Company is required to issue 25,728 new shares to the Investors to maintain the Investors' percentage of ownership in the Company.

5.

The Company plans to expand the focus of its business to include mobile phone-based marketing.  The Company plans to acquire related technologies to support this new business.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Asia Premium Television Group, Inc.

Date: December 17, 2007	By:	/s/ Li Li
	Name:	Li Li
	Title:	Chairman

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